                                                                    Exhibit 24.5


 Power of Attorney

 THE COMPANIES LISTED IN SCHEDULE 1



 FREEHILLS


MLC CENTRE MARTIN PLACE SYDNEY NEW SOUTH WALES 2000 AUSTRALIA
TELEPHONE 61 2 9225 5000 FACSIMILE 61 2 9322 4000
WWW.FREEHILLS.COM DX 361 SYDNEY

SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI HO CHI MINH CITY SINGAPORE CORRESPONDENT OFFICES JAKARTA KUALA LUMPUR
LIABILITY LIMITED BY THE SOLICITORS' LIMITATION OF LIABILITY SCHEME, APPROVED UNDER THE PROFESSIONAL STANDARDS ACT 1994 (NSW)

REFERENCE PML:36G

                                                               Power of Attorney



TABLE OF CONTENTS

CLAUSE                                                                      PAGE

1   APPOINTMENT                                                                1
2   POWER AND AUTHORITY                                                        1
3   DELEGATION                                                                 1
4   RATIFICATION                                                               1
5   CONFLICT OF INTEREST                                                       2
6   INDEMNITY                                                                  2
7   REVOCABILITY                                                               2
8   ATTORNEY'S PERSONAL LIABILITY                                              2
9   REGISTRATION                                                               2
10  GOVERNING LAW                                                              3
SCHEDULE 1 - COMPANIES                                                        17
SCHEDULE 2 - ATTORNEYS                                                        19
SCHEDULE 3 - DOCUMENTS                                                        20

    THIS  POWER OF ATTORNEY is made on 23 June 2003 by:

          Each Company named in Schedule 1(each a PRINCIPAL)

It is declared as follows:



1 APPOINTMENT

      Each Principal appoints each person named in Schedule 2 and any person for the time being or from time to time holding the office of director or secretary in the Principal (each an Attorney) severally as the attorney of the Principal with the powers and authorities conferred by this deed.


2 POWER AND AUTHORITY

      Each Attorney may, in the Principal's name or in his or her own name and AS the Principal's act, do any of the following.

      (a) Make, sign, execute, seal (in the case of a deed or Power of Attorney) and deliver the document or documents described in
            Schedule 3 (each a DOCUMENT) and any document ancillary to any Document (each an ADDITIONAL DOCUMENT) in each case in such form and substance and between such parties as may be approved by the Attorney (such approval to be evidenced conclusively by the Attorney's execution of the document) and execute any amendments (including by way of an amending agreement) post signing.

      (b) Supplement, make alterations to and complete any blanks in any Document (including, but not limited to, altering, or completing details of, the parties).



      (c) DO anything and sign, execute, seal and deliver any documents that, in the opinion of the Attorney, may be necessary or incidental to any transaction or dealing contemplated by any Document.


3 DELEGATION

      An Attorney may appoint one or more sub-attorneys to exercise all or any of the powers and authorities conferred by this deed (other than the power of delegation conferred by this clause) and may replace a sub-attorney. All provisions of this deed relating TO Attorneys apply to a sub-attorney.


4 RATIFICATION

      The Principal ratifies and agrees to ratify everything done or caused to be done by an Attorney under this Power of Attorney.

                                                               Power of Attorney


5 CONFLICT OF INTEREST

      An Attorney may execute a Document or Additional Document or do anything (and that Document or Additional Document or thing will be valid) even if the Attorney is in any way:

      (a)   interested in the Document or Additional Document or thing; or -

      (b) connected with a person who is in any way interested in the Document or Additional Document or thing.


6 INDEMNITY

      The Principal shall indemnify each Attorney against each claim, action, proceeding, judgment, damage, loss, expense or liability incurred or suffered by or brought or made or recovered against the Attorney in connection with the exercise of any of the powers and authorities conferred by this deed.


7 REVOCABILITY

      The powers and authorities conferred by this deed on an Attorney may not be revoked or suspended except by written notice by the Principal to that Attorney. Any person or body corporate or unincorporate dealing with an Attorney in good faith may rely on a written statement by the Attorney to the effect that the Attorney has no notice of the revocation or suspension of his or her powers and authorities as conclusive evidence of that fact,


8 ATTORNEY'S PERSONAL LIABILITY

      The exercise by an Attorney of the powers and authorities conferred by this deed does not:

      (a) connote a warranty, express or implied, on the part of that Attorney or on the part of any body which he or she is a partner or employed as to:

            (1)   that Attorney's authority to exercise the power; or

            (2) the validity of this deed, but a person relying on this Power of Attorney in dealing with an Attorney may (as regards the Principal) do so without making any enquiry in relation to those matters; or

      (b) involve any assumption by that Attorney, or any body in which he or she is a partner or employed, of personal liability in connection with the exercise of the powers and authorities or the consequences of so doing.


9 REGISTRATION

      The Principal shall, if necessary, register this deed poll wherever required to give effect to its terms. If the Principal fails to do so, the Attorney may register this

                                                               Power of Attorney


      deed poll and claim reimbursement from the Principal of any costs reasonably incurred in doing so.

10 GOVERNING LAW

      This deed poll is governed by the laws of New South Wales.

                                                               Power of Attorney



EXECUTED BY THE PRINCIPAL AS A DEED POLL:

SIGNED SEALED AND DELIVERED by
GOODMAN FIELDER LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary                                    Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
BCW HOTPLATE BAKERY PTY LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary                                    Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
COUNTRY BAKE BAKERIES PTY LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary                                    Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
ERNEST ADAMS AUSTRALIA PTY LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary                                    Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

                                                               Power of Attorney


SIGNED SEALED AND DELIVERED by
ETA FOODS LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary                                    Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
FIELDER GILLESPIE DAVIS FINANCE PTY LIMITED by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary                                    Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
G F AUSTRALIA LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary                                    Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
GOODMAN FIELDER CONSUMER FOODS LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary                                    Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

                                                               Power of Attorney


SIGNED SEALED AND DELIVERED by
G F D AUSTRALIA PTY LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
G F DEFIANCE PTY LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

SIGNED SEALED AND DELIVERED by
GOODMAN FIELDER FIELD OPERATIONS LIMITED by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
GF FINANCE LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

                                                               Power of Attorney


SIGNED SEALED AND DELIVERED by
GF FINANCE INTERNATIONAL PTY LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
GOODMAN FIELDER FOOD SERVICES LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
GF FRESH PTY LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
GF GROUP SERVICES PTY LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

POWER OF  ATTORNEY


SIGNED SEALED AND DELIVERED by
GOODMAN FIELDER INGREDIENTS LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
GOODMAN FIELDER INTERNATIONAL LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
GF TRADE FINANCE PTY LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
GILLESPIE BROS. HOLDINGS LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

                                                               Power of Attorney


SIGNED SEALED AND DELIVERED by
G. WOOD SON AND COMPANY PROPRIETARY LIMITED by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
M L (WA) EXPORT PTY LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
MOWBRAY INDUSTRIES LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
NAMREGTOWN INTERNATIONAL LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

                                                               Power of Attorney


SIGNED SEATED AND DELIVERED by
PROVINCIAL TRADERS FOODS PTY. LTD.
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
QBA PROPERTIES PTY. LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
QUALITY BAKERS AUSTRALIA LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

SIGNED SEALED AND DELIVERED by
ROCHNA PTY LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

                                                               Power of Attorney


SIGNED SEALED AND DELIVERED by
SIRIUS BIOTECHNOLOGY LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
SIRIUS BIOTECHNOLOGY INTERNATIONAL PTY. LTD.
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
SOUTHERN BORDER BAKERIES PTY LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
STUART BAKERY PTY. LTD.
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

                                                               Power of Attorney


SIGNED SEALED AND DELIVERED by
SUNICRUST BAKERIES PROPRIETARY LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

SIGNED SEALED AND DELIVERED by
THE UNCLE TOBYS COMPANY LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

SIGNED SEALED AND DELIVERED by
UNCLE TOBYS PROPERTIES PTY LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

SIGNED SEALED AND DELIVERED by
WAKELY BROS PTY LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

                                                              Power of  Attorney


SIGNED SEALED AND DELIVERED by
WILLIAM JACKETT & SON PROPRIETARY LIMITED by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
CAIRNS BAKERIES HOLDING CO. PTY. LTD.
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
COUNTRY BAKE CAIRNS PTY LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
COUNTRY BAKE MID COAST PTY LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

                                                               Power of Attorney


SIGNED SEALED AND DELIVERED by
COUNTRY BAKE TASMANIA PTY LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
COBBITY FARM BAKERIES PTY. LTD.
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

SIGNED SEALED AND DELIVERED by
DARWIN BAKERY PTY. LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
DEFIANCE CORPORATE PTY LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

                                                               Power of Attorney


SIGNED SEALED AND DELIVERED by
DEFIANCE ENTERPRISES PTY. LTD.
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
DEFIANCE INTERNATIONAL TRADING PTY LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
DEFIANCE MILLS PTY LTD
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan


SIGNED SEALED AND DELIVERED by
REGAL BAKERIES PTY. LIMITED
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

                                                               Power of Attorney


SIGNED SEALED AND DELIVERED by
WIDE BAY BAKERIES PTY. LTD.
by :


/s/  Helen Golding                           /s/  Thomas Degnan
-----------------------                      -----------------------------
Secretary/Director                           Director


-----------------------                      -----------------------------
Helen Golding                                Thomas Degnan

                                                               Power of Attorney


     1    Goodman Fielder Limited    ACN 000 003 958
     2    BCW Hotplate Bakery Pty Ltd    ACN 081 688 011
     3    Country Bake Bakeries Pty Ltd    ACN 009 423 769
     4    Ernest Adams Australia Pty Ltd    ACN 002 626 137
     5    ETA Foods Ltd    ACN 000 982 007
     6    Fielder Gillespie Davis Finance Pty Limited    ACN 078 216 065
     7    G F Australia Limited   ACN OOO 082 324
     8    Goodman Fielder Consumer Foods Limited   ACN 000 024  546
     9    G F D Australia Pty Limited   ACN 004 106 129
,    10   G F Defiance Pty Limited   ACN 054 283 706
     11   Goodman Fielder Field Operations Limited    ACN 082 246 437
     12   GF Finance Limited    ACN 009 979 471
     13   GF Finance International Pty Limited    ACN 053 916 733
     14   Goodman Fielder Food Services Limited     ACN 009 480 906
     15   GF Fresh Pty Ltd     ACN 083 952 283
     16   GF Group Services Pty Limited    ACN 003    889 996
     17   Goodman Fielder Ingredients Limited    ACN 000 147 580
     18   Goodman Fielder International Limited     ACN 000 095 509
     19   GF Trade Finance Pty Limited    ACN 086 651 390
     20   Gillespie Bros. Holdings Limited    ACN 008 407 109
     21   G. Wood Son And Company Proprietary Limited    ACN 007 870 797
     22   M L (WA) Export Pty Ltd    ACN 000 173 964
     23   Mowbray Industries Limited    ACN 008 401 198
     24   Namregtown International Limited    ACN 003 995 506
     25   Provincial Traders Foods Pty. Ltd.     ACN 008 593 253
     26   QBA Properties Pty. Limited    ACN 000 357 111
     27   Quality Bakers Australia Limited     ACN 004 205 449
     28   Rochna Pty Ltd     ACN 007 558 947
     29   Sirius Biotechnology Limited    ACN 006 234 680
     30   Sirius Biotechnology International Pty. Ltd.     ACN 007 367  599
     31   Southern Border Bakeries Pty Ltd     ACN 003 315 695
     32   Stuart Bakery Pty. Ltd.     ACN 009 596 730
     33   Sunicrust Bakeries Proprietary Limited     ACN 004 402 582

                                                              Power of  Attorney


     34   The Uncle Tobys Company   Limited     ACN 000 008 962
     35   Uncle Tobys Properties Pty  Limited   ACN 004 211 812
     36   Wakely Bros Pty Ltd     ACN 000 241 403
     37   William Jackett & Son Proprietary Limited     ACN 007 874 213
     38   Cairns Bakeries Holding Co. Pty. Ltd.    ACN 009 705 024
     39   Country Bake Cairns Pty Ltd   ACN 011 000 105
     40   Country Bake Mid Coast Pty Ltd      ACN 000 659 441
     41   Country Bake Tasmania Pty Ltd      ACN 009 502 425
     42   Cobbity Farm Bakeries Pty. Ltd.     ACN 009 726 747
     43   Darwin Bakery Pty. Ltd      ACN 009 598 823
     43   Defiance Corporate Pty Ltd      ACN 009 659 803
     45   Defiance Enterprises Pty. Lid.     ACN 009 897232
     46   Defiance International Trading Pty Ltd      ACN 003 415 576
     47   Defiance Mills Pty. Ltd      ACN 009 963 688
     48   Regal Bakeries Pty. Limited    ACN 009 659 894
     49   Wide Bay Bakeries Pty. Ltd.  ACN 010 046 483

                                                               Power of Attorney


SCHEDULE 2 - ATTORNEYS

      NAME                   ADDRESS

      Thomas Degnan          Level 23,56 Pitt Street, Sydney, New South Wales
      Helen Golding          Level 23,56 Pitt Street, Sydney, New South Wales
      Allen Hugli            Level 23,S6 Pitt Street, Sydney, New South Wales
      Greg Quirk             Level 23,56 Pitt Street, Sydney, New South Wales
      Philip West            Level 23,56 Pitt Street, Sydney, New South Wales
      George Petty           8 California Street, #600 San Francisco, CA 94111,
                             United States of America
      Herb Blum              240 Larkin Williams Industrial Court, Fenton, MO
                             63026, United States of America
      Elizabeth Vuong        Level 23,56 Pitt Street, Sydney, New South Wales
      Justin Pelly           MLC Centre, Martin Place, Sydney, New South Wales
      Melita Cottrell        MLC Centre, Martin Place, Sydney, New South Wales
      Patrick Lowden         MLC Centre, Martin Place, Sydney, New South Wales
      Tuyet Nguyen           MLC Centre, Martin Place, Sydney, New South Wales

                                                               Power of Attorney


    SCHEDULE 3 - DOCUMENTS


1 Deed of Guarantee & Indemnity between Goodman Fielder Limited (GOODMAN) and various of its subsidiaries described therein as Guarantors and JP Morgan Australia Limited as trustee under a Deed of Debenture Trust dated 7 March 2003 (DEBENTURE TRUSTEE).

2 Deed of Fixed & Floating Charge relating to NSW and Victorian property (other than land) between Goodman and various of its subsidiaries described therein as Chargors and the Debenture Trustee.

3 Guarantor Accession Deed to be executed as a deed poll by Goodman and various of its subsidiaries described therein as New Guarantors in favour of, among others, JP Morgan Australia Limited as Trustee under a Security Trust Deed dated 28 July 1998 (SECURITY TRUSTEE).

4 Deed of Fixed and Floating Charge relating to NSW and Victorian land between Goodman and various of its subsidiaries described therein as Chargors and the Security Trustee.

5 Deed of Fixed & Floating Charge relating to Queensland, South Australian, Tasmanian and Western Australian property between Goodman and various of its subsidiaries described therein as Chargors and the Security Trustee.

6 Deed of Fixed & Floating Charge relating to NT and overseas property between Goodman and various of its subsidiaries described therein as Chargors and the Security Trustee.

7 Deed of Fixed & Floating Charge relating to ACT property between Goodman and various of its subsidiaries described therein as Chargors and the Security Trustee.

8 Deed of Assumption between Burns, Philp & Company Limited (PARENT), Burns Philp Custodians Pty Limited and Goodman and various of its subsidiaries to be described therein as "Entities".

9 Supplemental indenture relating to an Indenture dated 21 June 2002 between Burns Philp Capital Pty Limited (BPC),the Parent, Goodman and various of its subsidiaries and the other Subsidiary Guarantors described therein and The Bank of New York.

10 Supplemental Indenture relating to an Indenture dated 20 February 2003 between BPC, Burns Philp Capital (U.S.) Inc. (BPCUS), the Parent, Goodman and various of its subsidiaries and the other Subsidiary Guarantors described therein and Wells Fargo Bank, National Association.

11 Supplemental Indenture relating to an Indenture dated 16 June 2003 between BPC, BPCUS, the Parent, Goodman and various of its subsidiaries and other Subsidiary Guarantors to be described therein and Wells Fargo Bank, National Association.

12 Deed of Accession of New Guarantor between Goodman and various of its subsidiaries described therein and The New Zealand Guardian Trust Company Limited.

13 Accession Deed Poll to be executed AS a deed poll by Goodman and various of its subsidiaries in favour of the Senior Creditors as defined therein.

                                                               Power of Attorney


14 Any document constituting, evidencing or affirming any guarantee (NOTE GUARANTEE) by a Principal of the "Securities" as defined in any Indentures (NOTES) on the terms set forth in the relevant Indenture.

15 Any document constituting, evidencing or affirming any guarantee (Exchange Note GUARANTEE) by a Principal of any "Securities" as defined in the relevant Indenture to be offered or issued in exchange for any Notes (EXCHANGE NOTES) on the terms set forth in the relevant Indenture or any registration rights agreement pursuant to which such exchange occurs.

16 Any registration statement by a Principal (with others) in relation to the Exchange Securities as defined below.


17 Any registration statement by a Principal (with others) in relation to the Original Securities as defined below.

18 Any applications, declarations or other instruments necessary or (in the opinion of the relevant Attorney) advisable to obtain any order or approval of the United States Securities and Exchange Commission or any other relevant regulatory authority in connection with any Notes and accompanying Note Guarantees (the ORIGINAL SECURITIES) or any Exchange Notes and accompanying Exchange Note Guarantees (the EXCHANGE SECURITIES).

19 Any papers and documents including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, necessary or (in the opinion of the relevant Attorney) advisable to qualify or register for sale any Original Securities or Exchange Securities in any state or states of the United States.

20 Any agreements as may be necessary or (in the opinion of the relevant Attorney) advisable to effect the inclusion of any Original Securities and Exchange Securities in the Portal market, a subsidiary of the Nasdaq Stock Market, Inc.

21 Any agreements as may be necessary or (in the opinion of the relevant Attorney) advisable to effect the appointment of The Depository Trust Company as depositary with respect to any Original Securities and Exchange Securities.

22 Any agreements as may be necessary or (in the opinion of the relevant Attorney) advisable to effect the appointment of CT Corporation System (or its successors) as agent for service of process in any suit or proceeding instituted in connection with any or all of the Documents or the transactions contemplated thereby.

23 Any agreements as may be necessary or (in the opinion of the relevant Attorney) advisable to effect the appointment of any trustee for any Original Securities or Exchange Securities.

24 Any document which the relevant Attorney thinks necessary, advisable or incidental in connection with any other Document or any transaction contemplated by any other Document (including without limitation relevant United States Securities and Exchange Commission, Australian Securities and Investments Commission, Office of State Revenue, and Land Titles Office forms).

25 Any document whether or not of the same kind as those listed above, which in the opinion of an Attorney is necessary or expedient for giving effect to the provisions of the above documents.

26 Any other document which is incidental to, related to, ancillary or supplemental to, or necessary or desirable to be entered into in connection with, any of the above documents.


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